UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition

On May 3, 2017, Piedmont Office Realty Trust, Inc. (the “Registrant”) issued a press release announcing its financial results for the first quarter 2017, and published supplemental information for the first quarter 2017 to its website. The press release and the supplemental information are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 4.02 Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review
On May 2, 2017, the Audit Committee of the Board of Directors of the Company, acting on the recommendation of management, and after discussion with Ernst & Young LLP (“EY”), the Registrant’s independent registered public accounting firm, concluded that the Registrant’s audited financial statements as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2016, and the unaudited condensed consolidated financial statements for the interim periods within those years, included in the Company's Quarterly Reports on Form 10-Q previously filed with the Securities and Exchange Commission (the "SEC") should be restated to reflect the correction of the errors discussed below. In addition, it was concluded that management’s report on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015 and EY’s reports both on the consolidated financial statements as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 as well as EY's reports on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015, should no longer be relied upon.

Historically, the Registrant has not allocated a portion of its goodwill to the carrying value of real estate held for sale and real estate sold when determining impairments or gain or loss on sale, as was required under Accounting Standard Codification 350. As a result, the Registrant has overstated previously reported gains on dispositions of real estate assets or, in certain instances, understated the loss on impairment of real estate assets, in periods beginning after December 1, 2010 through September 30, 2016. The cumulative estimated impact of the non-cash adjustments to correct these errors will be a reduction in goodwill and a corresponding increase in cumulative distributions in excess of earnings of approximately $81.2 million as of December 31, 2016. As of December 31, 2015, the cumulative estimated impact of the non-cash adjustments to correct these errors will be a reduction in goodwill and cumulative distributions in excess of earnings of approximately $75.3 million and $73.0 million, respectively, and a corresponding increase in other assets held for sale of approximately $2.3 million. The estimated reduction in earnings for the years ended December 31, 2016, 2015, and 2014 is approximately $8.2 million, $41.7 million, and $2.4 million, respectively. The impact on amounts prior to 2014 will be revised when the amended reports are filed.

The non-cash adjustments to correct this error have been reflected in the financial information included in the Registrant’s press release and supplemental financial information attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Non-GAAP measures such as funds from operations, core funds from operations, adjusted funds from operations and same store NOI reported in the press release and for prior periods were not impacted by this error. In addition, the Registrant believes it remains in compliance with all of its debt agreements and financial covenants.

While the Company currently expects to complete this process prior to or concurrently with filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, there can be no assurance as to the precise timing when this process will be completed or what periods will be impacted as a result; however, the Company expects to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 by May 10, 2017. Prior to or concurrently with that filing, the Registrant expects to amend its previously issued audited consolidated financial statements and other financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2016 to correct these errors once its final analysis and the related audit procedures by EY are complete.

The following tables summarize the anticipated effects of the non-cash adjustments to correct these errors to amounts previously reported:

Unaudited (in thousands, except per share data)
	As of and for the year ended December 31, 2016
	Previously Reported	Adjustment	As Restated
Consolidated Balance Sheet Data
Goodwill	$180,097	$(81,179)	$98,918
Total assets	$4,449,347	$(81,179)	$4,368,168
Cumulative distributions in excess of earnings	$(1,499,684)	$(81,179)	$(1,580,863)
Piedmont stockholders’ equity	$2,177,000	$(81,179)	$2,095,821
Total stockholders’ equity	$2,178,882	$(81,179)	$2,097,703
Total liabilities and stockholders’ equity	$4,449,347	$(81,179)	$4,368,168

Consolidated Statement of Income Data
Impairment loss on real estate assets	$30,898	$3,003	$33,901
Gain on sale of real estate assets	$98,562	$(5,152)	$93,410
Net income	$107,872	$(8,155)	$99,717
Net income applicable to Piedmont	$107,887	$(8,155)	$99,732

Net income applicable to common stockholders (in dollars per diluted share)	$0.74	$(0.05)	$0.69

Unaudited (in thousands, except per share data)
	As of and for the year ended December 31, 2015
	Previously Reported	Adjustment	As Restated
Consolidated Balance Sheet Data
Goodwill	$180,097	$(75,311)	$104,786
Other assets held for sale, net	$8,490	$2,287	$10,777
Total assets	$4,434,535	$(73,024)	$4,361,511
Cumulative distributions in excess of earnings	$(1,477,674)	$(73,024)	$(1,550,698)
Piedmont stockholders’ equity	$2,195,419	$(73,024)	$2,122,395
Total stockholders’ equity	$2,196,444	$(73,024)	$2,123,420
Total liabilities and stockholders’ equity	$4,434,535	$(73,024)	$4,361,511

Consolidated Statement of Income Data
Impairment loss on real estate assets	$40,169	$2,631	$42,800
Gain on sale of real estate assets (discontinued & continuing operations)	$168,236	$(39,055)	$129,181
Net income	$173,005	$(41,686)	$131,319
Net income applicable to Piedmont	$172,990	$(41,686)	$131,304

Net income applicable to common stockholders (in dollars per diluted share)	$1.15	$(0.28)	$0.87

Unaudited (in thousands, except per share data)
	As of and for the year ended December 31, 2014
	Previously Reported	Adjustment	As Restated

Consolidated Statement of Income Data
Impairment loss on real estate assets	$—	$1,548	$1,548
Gain on sale of real estate assets (discontinued & continuing operations)	$2,330	$(818)	$1,512
Net income	$43,363	$(2,366)	$40,997
Net income applicable to Piedmont	$43,348	$(2,366)	$40,982

Net income applicable to common stockholders (in dollars per diluted share)	$0.28	$(0.01)	$0.27
Forward-Looking and Cautionary Statements
Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those anticipated. Therefore, such statements are not intended to be a guarantee of the Registrant’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters. Examples of such statements include the estimated impact of the error in goodwill reporting discussed above and the expected timing for filing amended financial statements and public reports correcting this error.
The following are some of the factors that could cause the Registrant’s actual results and its expectations to differ materially from those described in the Registrant’s forward-looking statements: the results of the Registrant’s preparation of amendments to its previously filed financial statements and public reports, including any audit or review of such amendments by EY; the Registrant’s confirmation of the time periods to be covered by such amendments; the implementation of any necessary changes to the Registrant’s internal controls and procedures in a timely and cost efficient manner; the future effectiveness of the Registrant’s internal controls and procedures; and other factors detailed in the Registrant’s most recent Annual Report on Form 10-K for the period ended December 31, 2016, and other documents the Registrant files with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Registrant cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the Registrant does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated May 3, 2017.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the First Quarter 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	May 3, 2017	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 3, 2017.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the First Quarter 2017.